UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  November 14, 2000




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Maryland                    1-14045                   36-4219376
---------------         -----------------------       --------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation
or organization)




   4800 Montgomery Lane, Suite M25,
   Bethesda, MD                                               20814
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  301/941-1500




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)











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


ITEM 5.  OTHER EVENTS.

      On November 14, 2000, LaSalle Hotel Properties issued a press release announcing that it had renewed and extended its bank credit facility through December 31, 2003. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

      On November 15, 2000, LaSalle Hotel Properties issued a press release announcing that its Board of Trustees has voted to become a self-managed Real Estate Investment Trust (REIT), beginning January 1, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibits are included with this Report:

      Exhibit 99.1 Press release dated November 14, 2000 issued by LaSalle Hotel Properties.

      Exhibit 99.2 Press release dated November 15, 2000 issued by LaSalle Hotel Properties.











































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


                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 15, 2000            LASALLE HOTEL PROPERTIES



                                    By:   /s/ HANS S. WEGER
                                          ------------------------------
                                          Hans S. Weger
                                          Executive Vice President,
                                          Treasurer and Chief Financial
                                          Officer (Authorized Officer and
                                          Principal Financial and
                                          Accounting Officer)
















































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


                               EXHIBIT INDEX
                               -------------


Exhibit
Number            Description
-------           -----------

Exhibit 99.1      Press release dated November 14, 2000.

Exhibit 99.2      Press release dated November 15, 2000.



























































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